                                                                    Exhibit 32.1

                    Certification of Chief Executive Officer

I, Robert L. Waltrip, of Service Corporation International, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Service Corporation International.


Dated:  August 7, 2003

                                        /s/ Robert L. Waltrip
                                        ---------------------------------
                                        Robert L. Waltrip
                                        Chairman of the Board and
                                        Chief Executive Officer